UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      June 29, 2004
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                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On June 29, 2004, Provectus Pharmaceuticals, Inc. (the "Company") announced that it completed a fixed price financing of $1 million for the purchase of restricted common shares.

     The Company issued a press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1  Press release dated June 29, 2004.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Provectus Pharmaceuticals, Inc.


Dated:   June 29, 2004             By:/s/ H. Craig Dees
                                      ------------------------------------------
                                      H. Craig Dees
                                      Chief Executive Officer

                                  Exhibit Index

 Exhibit No.                      Description
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99.1          Press Release of Provectus Pharmaceuticals, Inc.



























                                      X-1